MORGAN KEEGAN SELECT FUND, INC.

                REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

                    SUPPLEMENT DATED JANUARY 30, 2006 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION FOR MORGAN KEEGAN SELECT FUND, INC. DATED NOVEMBER 1, 2005. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.


At the January 23, 2006 meeting of the Board of Directors of the Morgan Keegan Select Fund, Inc., the Board approved the changes described below to the non-fundamental investment policies of Regions Morgan Keegan Select Short Term Bond Fund ("Short Term Bond Fund"). These changes are effective as of April 1, 2006.

         The following non-fundamental investment policies for Short Term Bond Fund are deleted and will not apply to Short Term Bond Fund after April 1, 2006:

     o The fund will not invest in companies for the purpose of exercising control or management.

     o The fund will not acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues as a single class and all debt issues as a single class) or acquire more than 10% of the outstanding voting securities of an issuer.

     o The fund will not invest more than 5% of its total assets (taken at current value) in securities of companies that (with predecessor companies) have a record of less than three years of continuous operations.

     o The fund will not invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or similar transaction. (Under the Investment Company Act of 1940, as amended, the fund generally may not: (a) invest more than 10% of its total assets (taken at current value) in such securities;
         (b) own securities of any one investment company having a value in excess of 5% of the fund's total assets (taken at current value); or
         (c) own more than 3% of the outstanding voting stock of any one investment company.)

     o The fund will not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the fund may pledge assets having a value not exceeding 10% of its total assets to secure borrowings permitted by fundamental restriction (5) (the fund may borrow money as a temporary measure for extraordinary or emergency purposes). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

     o The fund will not purchase or retain securities of an issuer if Officers and Trustees of the Company and Officers and Directors of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of such issuer together own more than 5% of such shares or securities.


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     o   The fund will not  participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Adviser or its affiliates or accounts under their management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

     o The fund will not write or purchase puts, calls or combinations of both except that the fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (b) write, purchase and sell put and call options on securities, securities indices or futures contracts and
         (c) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

     o Although authorized to invest in restricted securities, the fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities in the coming year. Although authorized to make short sales subject to the condition specified in fundamental restriction (6) above (the fund may make short sales where, by virtue of ownership of securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold), the fund as a matter of non-fundamental operating policy currently does not intend to make such short sales in the coming year. Although authorized under non-fundamental restriction (10) above which allows the fund to write, purchase and sell put and call options on currencies and to enter into currency forward contracts, the fund, as a matter of non-fundamental operating policy, currently does not intend to do so in the coming year.

         The following non-fundamental investment policies for the Short Term Bond Fund are revised to state as follows:

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              Current Non-Fundamental Policy                              Revised Non-Fundamental Policy
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
The fund will not purchase any illiquid security if, as a    The fund will not purchase securities for which there
result, more than 15% of the fund's net assets (based on     is no readily available market, or enter in to
current value) would then be invested in such securities;    repurchase agreements or purchase time deposits
provided, however, that no more than 10% of the fund's       maturing in more than seven days, if immediately after
total assets may be invested in the aggregate in (a)         and as a result, the value of such securities would
restricted securities, (b) securities of companies that      exceed, in the aggregate, 15% of the fund's net assets.
(with predecessor companies) have a record of less than
three years of continuous operations and (c) securities
that are not readily marketable.
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The fund will not purchase  any  security  (other than       The fund will be a "diversified"  fund as such term
a U.S. Government Security) if, as a result, more            is defined under the  Investment  Company Act of 1940.
than 5% of the fund's total assets (taken at current
value) would then be invested in securities of a
single issuer.

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



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